NEWS RELEASE

Arlo Reports Second Quarter 2023 Results

Revenue of $115 million, at the top end of guidance range
ARR ended at $194 million, growing 66% year over year
Free cash flow (FCF) of $12 million with FCF margin of 10% (1)
Service gross profit exceeds non-GAAP operating expenses
GAAP EPS of $(0.08); Record non-GAAP EPS of $0.06

Carlsbad, California - August 10, 2023 - Arlo Technologies, Inc. (NYSE: ARLO), a leading smart home security brand, today reported financial results for the second quarter ended July 2, 2023.

“The continued acceleration of our services business drove outstanding results in Q2 across all of our key metrics. Strong demand, increased subscriptions, higher ARPU, and record gross margin are fueling Arlo’s trajectory of improving performance and profitability," said Matthew McRae, Chief Executive Officer of Arlo Technologies. “Our strategy and excellent execution also produced a significant increase in the long-term value of our subscribers which expands shareholder value.”

Financial and Business Highlights (2)

•Q2 total revenue of $115.1 million, a decrease of 3.3% year over year.
•Record Q2 service revenue of $50.3 million, growing 53.5% year over year.
•Ended the quarter with ARR (3) of $193.6 million, growing 66.1% year over year.
•Added 245,000 paid accounts (4) in Q2, ending cumulative paid accounts around 2.3 million, growing 54.9% year over year.
•Record Q2 GAAP services gross margin of 74.6% and non-GAAP services gross margin of 75.2%.
•GAAP net loss per share of $(0.08); Record non-GAAP earnings per diluted share of $0.06.
•Ending cash and cash equivalents and short-term investments balance of $123.7 million, up $5.0 million sequentially.

	Three Months Ended			Six Months Ended
	July 2, 2023	April 2, 2023	July 3, 2022	July 2, 2023	July 3, 2022
	(In thousands, except percentage and per share data)
Revenue	$115,076	$111,004	$118,979	$226,080	$243,730
GAAP Gross Margin	36.4%	31.7%	28.4%	34.1%	27.6%
Non-GAAP Gross Margin (2)	37.3%	32.6%	29.5%	35.0%	28.5%
GAAP Net Loss per Share	$(0.08)	$(0.16)	$(0.13)	$(0.24)	$(0.23)
Non-GAAP Net Income per Diluted Share (2)	$0.06	$0.01	$0.01	$0.07	$0.02
_________________________
(1)    Free cash flow is calculated as net cash provided by (used in) operating activities less capital expenditures. Free cash flow margin is the free cash flow divided by revenue.

(2)    Reconciliation of financial measures computed on a GAAP basis to the most directly comparable financial measures computed on a non-GAAP basis is provided at the end of this press release.

(3)    ARR is calculated by taking our recurring paid service revenue for the last calendar month in the fiscal quarter, multiplied by 12 months. Recurring paid service revenue represents the revenue we recognized from our paid accounts and excludes prepaid service revenue.

(4)    The 245,000 new paid accounts in Q2 includes a number of paid accounts in our EMEA region which were managed by Verisure and now onboarded with us. This does not have an impact to our financial statements and key business metrics other than our number of cumulative paid accounts.

Third Quarter 2023 Business Outlook (5)

A reconciliation of our business outlook on a GAAP and non-GAAP basis is provided in the following table:

Three Months Ended October 1, 2023
	Revenue	Net Income (Loss) per Diluted Share
(In millions, except per share data)
GAAP	$122 - $132	$(0.07) - $(0.01)
Estimated adjustment for stock-based compensation and other expense	—	0.11
Non-GAAP	$122 - $132	$0.04 - $0.10
_________________________
(5)    Business outlook does not include estimates for any currently unknown income and expense items which, by their nature, could arise late in a quarter, including: litigation reserves, net; impairment charges; discrete tax benefits or detriments relating to tax windfalls or shortfalls from equity awards; and any additional impacts relating to the implementation of U.S. tax reform. New material income and expense items such as these could have a significant effect on our guidance and future results.

Investor Conference Call / Webcast Details

Arlo will review the second quarter 2023 results and discuss management’s expectations for the third quarter of 2023 today, Thursday, August 10, 2023 at 5:00 p.m. ET (2:00 p.m. PT). The toll-free dial-in number for the live audio call is (888) 660-6387. The international dial-in number for the live audio call is +1 (929) 203-1909. The conference ID for the call is 7749064. A live webcast of the conference call will be available on Arlo’s Investor Relations website at https://investor.arlo.com. A replay of the call will be available via the web at https://investor.arlo.com.

About Arlo Technologies, Inc.

Arlo is the award-winning, industry leader that is transforming the way people experience the connected lifestyle. Arlo’s deep expertise in product design, wireless connectivity, cloud infrastructure and cutting-edge AI capabilities focuses on delivering a seamless, smart home experience for Arlo users that is easy to setup and interact with every day. Arlo’s cloud-based platform provides users with visibility, insight and a powerful means to help protect and connect in real-time with the people and things that matter most, from any location with a Wi-Fi or a cellular connection. To date, Arlo has launched several categories of award-winning smart connected devices, software and services, including wire-free smart Wi-Fi and LTE-enabled security cameras, audio and video doorbells, a floodlight, home security systems, and the Arlo Apps: Arlo Secure, and Arlo Safe, AI-based subscription services designed to maximize security through personalized notifications and emergency services for quicker help during a crisis.

With a mission to bring users peace of mind, Arlo is as passionate about protecting user privacy as it is about safeguarding homes and families. Arlo is committed to supporting industry standards for data protection designed to keep users' personal information private and in their control. Arlo does not monetize personal data, provides enhanced controls for user data, supports privacy legislation, keeps user data safely secure, and puts security at the forefront of company culture.

© 2023 Arlo Technologies, Inc., Arlo and the Arlo logo are trademarks and/or registered trademarks of Arlo Technologies, Inc. and/or certain of its affiliates in the United States and/or other countries. Other brand and product names are for identification purposes only and may be trademarks or registered trademarks of their respective holder(s). The information contained herein is subject to change without notice. Arlo shall not be liable for technical or editorial errors or omissions contained herein. All rights reserved.

Contact:

Arlo Investor Relations
Erik Bylin
investors@arlo.com
(510) 315-1004

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 for Arlo Technologies, Inc.:

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. The words “anticipate,” “expect,” “believe,” “will,” “may,” “should,” “estimate,” “project,” “outlook,” “forecast” or other similar words are used to identify such forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. The forward-looking statements represent our expectations or beliefs concerning future events based on information available at the time such statements were made and include statements regarding our potential future business, operating performance and financial condition, including descriptions of our expected revenue and profitability (and related timing), GAAP and non-GAAP gross margins, operating margins, tax rates, expenses, cash outlook, free cash flow and free cash flow margin; strategic objectives and initiatives; the recurring revenue business model; expectations regarding market expansion and future growth; and others. These statements are based on management's current expectations and are subject to certain risks and uncertainties, including the following: future demand for our products may be lower than anticipated, including due to inflation, fluctuating consumer confidence, banking failures and rising interest rates; we may be unsuccessful in developing and expanding our sales and marketing capabilities; we may not be able to increase sales of our paid subscription services; consumers may choose not to adopt our new product offerings or adopt competing products; product performance may be adversely affected by real world operating conditions; we may be unsuccessful or experience delays in manufacturing and distributing our new and existing products; we may fail to manage costs and cost saving initiatives, including restructuring initiatives, the cost of developing new products and manufacturing and distribution of our existing offerings. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Further information on potential risk factors that could affect our business are detailed in our periodic filings with the Securities and Exchange Commission, including, but not limited to, those risks and uncertainties listed in the section entitled “Risk Factors” in the most recently filed Annual Report and Quarterly Report filed with the Securities and Exchange Commission (the “SEC”) and subsequent filings with the SEC. Given these circumstances, you should not place undue reliance on these forward-looking statements. We undertake no obligation to release publicly any revisions to any forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Information:

To supplement our unaudited selected financial data presented on a basis consistent with U.S. Generally Accepted Accounting Principles (“GAAP”), we disclose certain non-GAAP financial measures that exclude certain charges, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative, non-GAAP total operating expenses, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP other income (expenses), net, non-GAAP provision for income taxes, non-GAAP net income (loss) and non-GAAP net income (loss) per diluted share. These supplemental measures exclude adjustments for stock-based compensation expense, restructuring charges, impairment charges, separation expense, amortization of development of software cost, litigation reserves, net, employee retention credit and the related tax effects. In addition, we use free cash flow as non-GAAP measure when assessing the sources of liquidity, capital resources, and quality of earnings. We believe that free cash flow (usage) is helpful in understanding our capital requirements and provides an additional means to reflect the cash flow trends in our business. These non-GAAP measures are not in accordance with or an alternative for GAAP, and may be different from similarly-titled non-GAAP measures used by other companies. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance.

In calculating non-GAAP financial measures, we exclude certain items to facilitate a review of the comparability of our operating performance on a period-to-period basis because such items are not, in our view, related to our ongoing operational performance. We use non-GAAP measures to evaluate the operating performance of our business, for comparison with forecasts and strategic plans, and for benchmarking performance externally against competitors. In addition, management’s incentive compensation is determined using certain non-GAAP measures. Since we find these measures to be useful, we believe that investors benefit from seeing results “through the eyes” of management in addition to seeing GAAP results. We believe that these non-GAAP measures, when read in conjunction with our GAAP measures, provide useful information to investors by offering:

•the ability to make more meaningful period-to-period comparisons of our on-going operating results;

•the ability to better identify trends in our underlying business and perform related trend analyses;
•a better understanding of how management plans and measures our underlying business; and
•an easier way to compare our operating results against analyst financial models and operating results of competitors that supplement their GAAP results with non-GAAP financial measures.

The following are explanations of the adjustments that we incorporate into non-GAAP measures, as well as the reasons for excluding them in the reconciliations of these non-GAAP financial measures:

Stock-based compensation expense consists of non-cash charges for the estimated fair value of stock options, performance-based stock options, restricted stock units (RSU), performance-based restricted stock units, shares under the employee stock purchase plan granted to employees and employees' annual bonus in RSU form. We believe that the exclusion of these charges provides for more accurate comparisons of our operating results to peer companies due to the varying available valuation methodologies, subjective assumptions and the variety of award types. In addition, we believe it is useful to investors to understand the specific impact stock-based compensation expense has on our operating results.

Other non-GAAP items are the result of either unique or unplanned events, including, when applicable: restructuring charges, impairment charges, separation expense, amortization of development of software cost, litigation reserves, net and employee retention credit. It is difficult to predict the occurrence or estimate the amount or timing of these items in advance. Although these events are reflected in our GAAP financial statements, these unique transactions may limit the comparability of our on-going operations with prior and future periods. The amounts result from events that often arise from unforeseen circumstances, which often occur outside of the ordinary course of continuing operations. Therefore, the amounts do not accurately reflect the underlying performance of our continuing business operations for the period in which they are incurred.

Source: Arlo-F

***Financial Tables Attached***

ARLO TECHNOLOGIES, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

	As of
	July 2, 2023	December 31, 2022
	(In thousands, except share and per share data)
ASSETS
Current assets:
Cash and cash equivalents	$61,951	$84,024
Short-term investments	61,724	29,700
Accounts receivable, net	57,327	65,960
Inventories	39,429	46,554
Prepaid expenses and other current assets	12,318	6,544
Total current assets	232,749	232,782
Property and equipment, net	6,421	7,336
Operating lease right-of-use assets, net	11,089	12,809
Goodwill	11,038	11,038
Restricted cash	4,035	4,155
Other non-current assets	3,689	4,081
Total assets	$269,021	$272,201

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$61,221	$52,132
Deferred revenue	17,639	11,291
Accrued liabilities	88,217	98,855
Total current liabilities	167,077	162,278
Non-current operating lease liabilities	17,141	19,279
Other non-current liabilities	3,047	2,949
Total liabilities	187,265	184,506
Commitments and contingencies
Stockholders’ Equity:
Preferred stock: $0.001 par value; 50,000,000 shares authorized; none issued or outstanding	—	—
Common stock: $0.001 par value; 500,000,000 shares authorized; shares issued and outstanding: 93,653,934 at July 2, 2023 and 88,887,139 at December 31, 2022	94	89
Additional paid-in capital	448,543	433,138
Accumulated other comprehensive income (loss)	152	(107)
Accumulated deficit	(367,033)	(345,425)
Total stockholders’ equity	81,756	87,695
Total liabilities and stockholders’ equity	$269,021	$272,201

ARLO TECHNOLOGIES, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended			Six Months Ended
	July 2, 2023	April 2, 2023	July 3, 2022	July 2, 2023	July 3, 2022
	(In thousands, except percentage and per share data)
Revenue:
Products	$64,749	$67,060	$86,191	$131,809	$181,016
Services	50,327	43,944	32,788	94,271	62,714
Total revenue	115,076	111,004	118,979	226,080	243,730
Cost of revenue:
Products	60,446	64,041	73,829	124,487	154,606
Services	12,772	11,746	11,410	24,518	21,809
Total cost of revenue	73,218	75,787	85,239	149,005	176,415
Gross profit	41,858	35,217	33,740	77,075	67,315
Gross margin	36.4%	31.7%	28.4%	34.1%	27.6%
Operating expenses:
Research and development	17,618	17,750	17,402	35,368	33,781
Sales and marketing	16,921	15,353	14,506	32,274	27,674
General and administrative	15,007	15,622	13,149	30,629	25,770
Others	341	632	25	973	104
Total operating expenses	49,887	49,357	45,082	99,244	87,329
Loss from operations	(8,029)	(14,140)	(11,342)	(22,169)	(20,014)
Operating margin	(7.0)%	(12.7)%	(9.5)%	(9.8)%	(8.2)%
Interest income, net	835	726	129	1,561	124
Other income (expense), net	52	(39)	(116)	13	295
Loss before income taxes	(7,142)	(13,453)	(11,329)	(20,595)	(19,595)
Provision for income taxes	221	792	228	1,013	441
Net loss	$(7,363)	$(14,245)	$(11,557)	$(21,608)	$(20,036)

Net loss per share - basic and diluted	$(0.08)	$(0.16)	$(0.13)	$(0.24)	$(0.23)
Weighted average shares used to compute net loss per share - basic and diluted	92,337	89,653	86,868	90,984	85,966

ARLO TECHNOLOGIES, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six Months Ended
	July 2, 2023	July 3, 2022
	(In thousands)
Cash flows from operating activities:
Net loss	$(21,608)	$(20,036)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Stock-based compensation expense	27,564	21,834
Depreciation and amortization	2,353	2,523
Allowance for credit losses and inventory reserves	613	(120)
Deferred income taxes	243	133
Others	(567)	89
Changes in assets and liabilities:
Accounts receivable, net	8,734	5,498
Inventories	6,411	(628)
Prepaid expenses and other assets	(5,624)	767
Accounts payable	9,836	(6,565)
Deferred revenue	6,198	(16,763)
Accrued and other liabilities	(11,245)	(16,113)
Net cash provided by (used in) operating activities	22,908	(29,381)
Cash flows from investing activities:
Purchases of property and equipment	(1,954)	(451)
Purchases of short-term investments	(61,152)	(59,490)
Proceeds from maturities of short-term investments	29,956	9,512
Net cash used in investing activities	(33,150)	(50,429)
Cash flows from financing activities:
Proceeds related to employee benefit plans	4,611	3,171
Restricted stock unit withholdings	(16,562)	(13,555)
Net cash used in financing activities	(11,951)	(10,384)
Net decrease in cash, cash equivalents and restricted cash	(22,193)	(90,194)
Cash, cash equivalents and restricted cash, at beginning of period	88,179	179,856
Cash, cash equivalents and restricted cash, at end of period	$65,986	$89,662

Non-cash investing activities:
Purchases of property and equipment included in accounts payable and accrued liabilities	$433	$333

ARLO TECHNOLOGIES, INC.

RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES

UNAUDITED STATEMENT OF OPERATIONS DATA:

	Three Months Ended			Six Months Ended
	July 2, 2023	April 2, 2023	July 3, 2022	July 2, 2023	July 3, 2022
	(In thousands, except percentage data)
GAAP gross profit:
Products	$4,303	$3,019	$12,362	$7,322	$26,410
Services	37,555	32,198	21,378	69,753	40,905
Total GAAP gross profit	41,858	35,217	33,740	77,075	67,315
GAAP gross margin:
Products	6.6%	4.5%	14.3%	5.6%	14.6%
Services	74.6%	73.3%	65.2%	74.0%	65.2%
Total GAAP gross margin	36.4%	31.7%	28.4%	34.1%	27.6%
Stock-based compensation expense - Products	848	912	1,148	1,760	2,003
Stock-based compensation expense - Services	119	(51)	187	68	242
Amortization of development of software cost - Services	151	151	—	302	—
Non-GAAP gross profit:
Products	5,151	3,931	13,510	9,082	28,413
Services	37,825	32,298	21,565	70,123	41,147
Total Non-GAAP gross profit	$42,976	$36,229	$35,075	$79,205	$69,560
Non-GAAP gross margin:
Products	8.0%	5.9%	15.7%	6.9%	15.7%
Services	75.2%	73.5%	65.8%	74.4%	65.6%
Total Non-GAAP gross margin	37.3%	32.6%	29.5%	35.0%	28.5%

GAAP research and development	$17,618	$17,750	$17,402	$35,368	$33,781
Stock-based compensation expense	(3,311)	(3,911)	(3,621)	(7,222)	(5,923)
Non-GAAP research and development	$14,307	$13,839	$13,781	$28,146	$27,858
Percentage of revenue	12.4%	12.5%	11.6%	12.4%	11.4%

GAAP sales and marketing	$16,921	$15,353	$14,506	$32,274	$27,674
Stock-based compensation expense	(1,670)	(1,722)	(1,790)	(3,392)	(3,170)
Non-GAAP sales and marketing	$15,251	$13,631	$12,716	$28,882	$24,504
Percentage of revenue	13.3%	12.3%	10.7%	12.8%	10.1%

GAAP general and administrative	$15,007	$15,622	$13,149	$30,629	$25,770
Stock-based compensation expense	(7,025)	(8,097)	(5,499)	(15,122)	(10,496)
Litigation reserves, net	—	—	(65)	—	(112)
Non-GAAP general and administrative	$7,982	$7,525	$7,585	$15,507	$15,162
Percentage of revenue	6.9%	6.8%	6.4%	6.9%	6.2%

ARLO TECHNOLOGIES, INC.

RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES (CONTINUED)

UNAUDITED STATEMENT OF OPERATIONS DATA (CONTINUED):

	Three Months Ended			Six Months Ended
	July 2, 2023	April 2, 2023	July 3, 2022	July 2, 2023	July 3, 2022
	(In thousands, except percentage data)
GAAP total operating expenses	$49,887	$49,357	$45,082	$99,244	$87,329
Stock-based compensation expense	(12,006)	(13,730)	(10,910)	(25,736)	(19,589)
Others	(341)	(632)	(90)	(973)	(216)
Non-GAAP total operating expenses	$37,540	$34,995	$34,082	$72,535	$67,524

GAAP operating loss	$(8,029)	$(14,140)	$(11,342)	$(22,169)	$(20,014)
GAAP operating margin	(7.0)%	(12.7)%	(9.5)%	(9.8)%	(8.2)%
Stock-based compensation expense	12,973	14,591	12,245	27,564	21,834
Others	492	783	90	1,275	216
Non-GAAP operating income	$5,436	$1,234	$993	$6,670	$2,036
Non-GAAP operating margin	4.7%	1.1%	0.8%	3.0%	0.8%

GAAP other income (expense), net	$52	$(39)	$(116)	$13	$295
Employee retention credit	—	—	(26)	—	(65)
Non-GAAP other income (expense), net	$52	$(39)	$(142)	$13	$230

GAAP provision for income taxes	$221	$792	$228	$1,013	$441
GAAP income tax rate	(3.1)%	(5.9)%	(2.0)%	(4.9)%	(2.3)%
Non-GAAP provision for income taxes	$221	$792	$228	$1,013	$441
Non-GAAP income tax rate	3.5%	41.2%	23.3%	12.3%	18.5%

ARLO TECHNOLOGIES, INC.

RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES (CONTINUED)

UNAUDITED STATEMENT OF OPERATIONS DATA (CONTINUED):

	Three Months Ended			Six Months Ended
	July 2, 2023	April 2, 2023	July 3, 2022	July 2, 2023	July 3, 2022
	(In thousands, except percentage and per share data)
GAAP net loss	$(7,363)	$(14,245)	$(11,557)	$(21,608)	$(20,036)
Stock-based compensation expense	12,973	14,591	12,245	27,564	21,834
Others	492	783	64	1,275	151
Non-GAAP net income	$6,102	$1,129	$752	$7,231	$1,949

GAAP net loss per share - basic and diluted	$(0.08)	$(0.16)	$(0.13)	$(0.24)	$(0.23)
Stock-based compensation expense	0.14	0.17	0.14	0.30	0.25
Others	—	—	—	0.01	—
Non-GAAP net income - diluted	$0.06	$0.01	$0.01	$0.07	$0.02

Shares used in computing GAAP net loss - basic	92,337	89,653	86,868	90,984	85,966
Shares used in computing non-GAAP net income - diluted	99,187	93,236	91,787	96,800	92,687

Free cash flow (usage):
Net cash provided by (used in) operating activities	$12,578	$10,329	$(4,824)	$22,908	$(29,381)
Less: Purchases of property and equipment	(1,031)	(923)	(153)	(1,954)	(451)
Free cash flow (usage) (1)	$11,547	$9,406	$(4,977)	$20,954	$(29,832)
Free cash flow (usage) margin (1)	10.0%	8.5%	(4.2)%	9.3%	(25.1)%
_________________________
(1)    Free cash flow (usage) is calculated as net cash provided by (used in) operating activities less capital expenditures. Free cash flow (usage) margin is the free cash flow (usage) divided by revenue.

ARLO TECHNOLOGIES, INC.

UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

	Three Months Ended
	July 2, 2023	April 2, 2023	December 31, 2022	October 2, 2022	July 3, 2022
	(In thousands, except headcount and per share data)
Cash, cash equivalents and short-term investments	$123,675	$118,673	$113,724	$125,272	$135,258
Cash, cash equivalents and short-term investments per diluted share	$1.25	$1.27	$1.28	$1.42	$1.47

Accounts receivable, net	$57,327	$52,837	$65,960	$82,707	$73,998
Days sales outstanding	45	44	50	59	57

Inventories	$39,429	$39,922	$46,554	$73,243	$39,208
Inventory turns	6.1	6.4	6.4	4.3	7.5

Weeks of channel inventory:
U.S. retail channel	9.7	14.6	11.9	13.6	11.9
U.S. distribution channel	9.3	17.6	14.1	5.5	7.4
APAC distribution channel	7.7	5.8	4.7	9.4	9.8

Deferred revenue (current and non-current)	$17,702	$15,289	$11,503	$12,242	$14,022

Cumulative registered accounts (1)	7,860	7,510	7,220	6,930	6,640
Cumulative paid accounts (2)	2,289	2,044	1,862	1,673	1,478
Annual recurring revenue (ARR) (3)	$193,633	$182,583	$137,764	$125,402	$116,601

Headcount	345	334	343	360	354
Non-GAAP diluted shares	99,187	93,236	88,743	88,124	91,787
_________________________
(1)    We define our registered accounts at the end of a particular period as the number of unique registered accounts on the Arlo platform as of the end of such period. The number of registered accounts does not necessarily reflect the number of end-users on the Arlo platform as one registered account may be used by multiple end-users to monitor the devices attached to that household.

(2)    Paid accounts are defined as any account worldwide where a subscription to a paid service is being collected (either by us or by our customers or channel partners, including Verisure).

(3)    ARR represents the amount of paid service revenue that we expect to recur annually and is calculated by taking our recurring paid service revenue for the last calendar month in the fiscal quarter, multiplied by 12 months. Recurring paid service revenue represents the revenue we recognize from our paid accounts and excludes prepaid service revenue. ARR is a performance metric and should be viewed independently of revenue and deferred revenue, and is not intended to be a substitute for, or combined with, any of these items.

REVENUE BY GEOGRAPHY

	Three Months Ended						Six Months Ended
	July 2, 2023		April 2, 2023		July 3, 2022		July 2, 2023		July 3, 2022
	(In thousands, except percentage data)
Americas	$78,136	67.9%	$56,632	51.0%	$60,345	50.7%	$134,768	59.6%	$128,811	52.8%
EMEA	30,958	26.9%	48,472	43.7%	54,483	45.8%	79,430	35.1%	104,458	42.9%
APAC	5,982	5.2%	5,900	5.3%	4,151	3.5%	11,882	5.3%	10,461	4.3%
Total	$115,076	100.0%	$111,004	100.0%	$118,979	100.0%	$226,080	100.0%	$243,730	100.0%